                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 2004

                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                     1-31443                               71-0879698
   (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)                     (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                                                         IDENTIFICATION NUMBER)

                             12730 HIGH BLUFF DRIVE
                                    SUITE 180
                               SAN DIEGO, CA 92130
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 523-0171

ITEM 8.01.    Other Events.

         On September 16, 2004, the registrant issued a press release relating to certain aircraft leases and related claims in the Chapter 11 bankruptcy of its subsidiary, Hawaiian Airlines, Inc. The press release attached hereto as
Exhibit 99.1 is incorporated herein by reference.

ITEM 9.01.    Financial Statements and Exhibits.

      (a)     Financial Statements of Business Acquired.

              Not Applicable/None

      (b)     Pro Forma Financial Information.

              Not Applicable/None

      (c)     Exhibits.

                  Exhibit Number        Document Description
                  --------------        --------------------
                        99.1            Press Release dated
                                        September 16, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        September 16, 2004

                                             HAWAIIAN HOLDINGS, INC.

                                             By:  /s/ Randall L. Jenson
                                                  ---------------------
                                                   Randall L. Jenson
                                                   Vice President
                                                   and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.
---
99.1          Press Release dated September 16, 2004

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